Rich Corrado Investor Meetings COO rich.corrado@atsginc.com Toronto, Canada Quint Turner CFO November 15, 2018 quint.turner@atsginc.com The global leader in midsize wide-body (937) 366-2303 leasing and operating solutions

Cautionary Statement Regarding Forward-Looking Statements Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that are inherently difficult to predict. Words such as “projects,” “believes,” “anticipates,” “will,” “estimates,” “plans,” “expects,” “intends” and similar words and expressions are intended to identify forward-looking statements. These forward-looking statements are based on expectations, estimates and projections as of the date of this presentation and address activities events or developments that we expect, believe or anticipate will or may occur in the future. Although we believe our estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. In addition, management’s assumptions about future events may prove to be inaccurate. We caution all readers that the forward- looking statements contained in this presentation are not guarantees of future performance, and we cannot assure any reader that those statements will be realized or the forward-looking events and circumstances will occur. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services; our operating airlines' ability to maintain on-time service and control costs; the cost and timing with respect to which we are able to purchase and modify aircraft to a cargo configuration; fluctuations in ATSG's traded share price, which may result in mark-to-market charges on certain financial instruments; the number, timing and scheduled routes of our aircraft deployments to customers, uncertainty of the expected financial performance of the combined company following completion of the Omni Air acquisition; failure to realize the anticipated benefits of the acquisition; difficulties and delays in achieving synergies of the combined company; inability to retain key personnel; changes in general economic and/or industry specific conditions; and other factors (including those listed under the heading “Risk Factors”) that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. 2

# ATSG at a Glance – Pre-Acquisition

## Business Overview

- ATSG is a leading provider of aircraft leasing and air cargo transportation and related services to domestic and foreign air carriers and other companies that outsource their air cargo lift requirements
- In-service fleet of 73 at 3Q2018: 767s, 757s and 737s
- Key Business Segments:
  - Cargo Aircraft Management (CAM): dry-leasing cargo aircraft
  - ACMI (Aircraft, Crew, Maintenance & Insurance) Services: CMI and ACMI services agreements
  - MRO (Maintenance, Repair & Overhaul) Services: aircraft maintenance and freighter conversion services
- Business segments work in collaboration to deliver holistic operational solutions to customers
- End markets include air cargo transportation and package delivery industries (for both commercial and government entities)
- Founded in 1980 and headquartered in Wilmington, OH, with 3,400 employees

## Revenue By Segment[1]



MRO Services
20%
ACMI Services
49%
Other
8%
23%
CAM

## Revenue By Customer[1]



DHL
27%
Amazon
29%
Military
10%
34%
Other

## Strong Financial Performance ($M)



$619
$769
$1,068
2015
2016
2017
Revenue
$197
$212
$268
$296-301E
2015
2016
2017
2018E
Adj. EBITDA2

1. Segment revenue before elimination of internal revenues and revenue by customer percentages are calculated based on results for the first nine months of 2018, and exclude Omni.
2. Non-GAAP metric. See table at end of this presentation for reconciliation to nearest GAAP results for Adjusted EBITDA. All references in the presentation to "Adjusted EBITDA" refer to Adjusted EBITDA from Continuing Operations.

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# ATSG: Bundled Services for Turn Key Solutions

***Omni Air adds passenger service and 777 capability to ATSG's already unique service offerings***

**Leasing**

- Dry Leasing
- Engine Leasing
- Engine PBC Services

**Cargo CMI-ACMI** / **Passenger CMI-ACMI**

- CMI Services
- ACMI Services
- Wet2Dry transitioning
- On-Demand Charter

**Aircraft Maintenance & Conversion**

- Heavy and Line Maintenance
- Component Services
- Engineering Services
- Passenger to Freighter Conversions
- Boeing and Airbus Capability

**Other**

- Sort & Gateway Operations
- GSE Leasing
- Facility Services
- MHE Services

### Cargo Fleet: 83

| Aircraft-YE2018E | Count |
|---|---|
| 767-300 Freighter | 34 |
| 767-200 Freighter | 34 |
| 757-200 Freighter | 4 |
| 757-300 Combi | 4 |
| 737-400 Freighter | 2 |
| In Conversion | 5 |

### Passenger Fleet: 13

| Aircraft-YE2018 | Count |
|---|---|
| 777-200 Passenger | 3 |
| 767-300 Passenger | 8 |
| 767-200 Passenger | 2 |

### ATSG Customers - Bundled Services Profile

| Lessee | Dry Lease | ACMI CMI | Maintenance | Logistics Svcs |
|---|---|---|---|---|
| Amazon | ✈ | ✈ | ✈ | ✈ |
| DHL | ✈ | ✈ | ✈ | ✈ |
| Amerijet | ✈ | ✈ | ✈ | |
| Cargojet | ✈ | ✈ | ✈ | |
| West Atlantic | ✈ | ✈ | ✈ | |
| Northern Aviation | ✈ | ✈ | ✈ | ✈ |

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Omni Air Acquisition Overview On November 9, ATSG acquired Omni Air, a leading provider of passenger service to the U.S. government and commercial customers  Omni Air International, LLC. is a worldwide provider of passenger airlift operations and transportation services and a leading provider of passenger airlift services to the U.S. Department of Defense (DoD) via the Civil Reserve Air Fleet (CRAF) program  ATSG and Omni Air, on a combined basis, produced an estimated $1.4 billion of revenue and more Strategic than $420 million of adjusted EBITDA1 for the twelve-month period ended August 31, 2018 Overview  Strategic acquisition invests ATSG capital into growth (13.2% CAGR in Omni Air revenue, FY2016 to FY2018E)  Expands ATSG’s relationship with the DoD while diversifying its revenue base, adding the Boeing 777 platform, and growing the Boeing 767 fleet  $845 million cash purchase price inclusive of ~$85 million NPV of tax benefits — After adjusting for the NPV of tax benefits, purchase multiple is 5.8x LTM August 2018 Adjusted EBITDA  Omni Air brings more than $430 million of annual revenue to ATSG (trailing 12 months through August 2018); strong operating margins and sustained cash flow Financial  Overview Potential synergies derived from shared corporate services, aircraft maintenance, and fleet planning  The acquisition exceeds ATSG’s investment hurdle and is expected to be accretive to Adjusted EPS² starting in 2019.  The transaction was funded through an expansion of existing term loan debt and utilization of the revolving credit facility. At close, total debt to annual adjusted EBITDA of the combined entity was approximately 3.4 times. The company expects to de-lever beginning in 2019. 1. Adjusted EBITDA is a non-GAAP financial measure. 2. Adjusted EPS defined as ATSG’s GAAP Earnings Per Share excludes transaction-related costs (amortization), effects of Amazon warrants, and the Company’s share of the A321 joint venture development costs. 5

Omni Air at a Glance Founded in 1993 | Headquartered in Tulsa, OK | More than 850 Employees U.S. Department of Defense Other Government Business Commercial Business (“DoD”) Business Segment % of ~70%1 ~30%1 Total Revenue Leading CRAF provider of Also serves other U.S. government Worldwide provider of passenger ACMI Description passenger airlift services to agencies and contractors, and operations and transportation services the U.S. DoD governments of U.S. allies across a diverse customer base Charter ACMI Japan Customers 1. Omni segment revenue data as of August 2018. 6

Omni Air - Strategic Rationale and Key Opportunities Highly Complementary Business Combination 1H18 ATSG Revenue Mix  Strong financial profile with stable revenue base, attractive margins and excellent recurring cash flow generation DHL  Customer revenue diversification and expansion of DoD Other 28% relationship 32%  Strategically reinvesting strong cash flows into growth opportunities Amazon DoD 29%  Immediate scale into passenger transport with 767 and 777 11% operations  Potential addition of cargo capability at Omni Air 1  Minimal fuel price exposure for either entity 1H18 Pro Forma Revenue Mix  Collective bargaining agreements recently amended with both pilots and flight attendants; through March 2022 and November 2022, respectively DHL  Other 18% Longer term, potential pipeline for 767 conversion feedstock 30%  Highly experienced management team, similar culture Amazon 19%  Immediately accretive to ATSG’s Adjusted EPS in 2019 DoD 33% 1. Reported 2018 six-month revenues for ATSG and Omni Air 7

# ATSG and Omni Air Fleets at Sept. 30, 2018

## ATSG – 73 Operating Aircraft

### Boeing 767-300F – 34 in service


Prime Air


DHL

- Twenty-five dry-leased to DHL, Amazon, NAC, Amerijet, Air Incheon, Cargojet, 6-8 yr. terms
- Five more to deploy by YE2018
- Five undergoing cargo conversion at YE2018

### Boeing 767-200F – 34 in service



- Twenty-seven dry-leased to Amazon, DHL, Amerijet, Cargojet, Raya, West Atlantic, 3-5 year terms

### Boeing 757s – 8 in service


ATI

- Four 757-200 combis under ACMI agreements with U.S. Military, four 757-200Fs under ACMI agreements with DHL

### Boeing 737-400Fs – 2 in service



- Two dry leased to West Atlantic, 5-year term

## Omni Air – 13 Operating Aircraft

### Boeing 767-300P – 7 in service



- Commercial, DoD, and U.S. and allied governments

### Boeing 767-200P – 3 in service



- Commercial ACMI/Charter, DoD

### Boeing 777-200P – 3 in service



- Commercial ACMI/Charter, DoD

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Focused on the Converted Freighter Growth Opportunity E-Commerce Market Demand Favors Lower-Investment Converted Midsize & Standard Freighters Global Retail E-commerce ATSG Fleet Global Freighter Deliveries $Trillions Sales In Service 5 2018-2037 Converted 4.9 Wide-body Converted Converted Boeing 767-300F Narrow-body 4 4.1 Wide-body Boeing 767-200F +1170 Converted 3.5 Narrow-body 3 2.8 Boeing 737-400F +2,650 +500 (PEMCO conversions) 2 2.3 Boeing 757F & Combi deliveries 1.8 Under Development 1.5 1 1.3 Converted Narrow-body +470 +510 Boeing 737-700 New (PEMCO under development) 0 New Medium Large Wide-body Wide-body Airbus A321-200 (ATSG/Precision JV under development) Source: Statista.com Source: Boeing Commercial Market Outlook-2018 9

767F Fleet Projected to be 84% Dry Leased at YE2018 Demand from regional air networks drives doubling of our dry-leased midsize 767 freighter fleet since 2014, longer-term leases, and more CMI, maintenance and logistics support. CAM-Owned 767Fs YE 2014 YE 2015 YE 2016 YE 2017 YE 2018E 45 49 59 67 75 57 24 30 41 50 (13 with CMI) (15 with CMI) (28 with CMI) (33 with CMI) (31 with CMI) 1 10 11 11 20 17 2 2 1 7 6 5 2 Dry leased ACMI/Charter Staging/Unassigned Undergoing cargo modification 10 10

Long-term Relationships with Key Customers U.S. Government / Department of Defense  Leading CRAF provider of passenger airlift services to the U.S. DoD, leader of CRAF Patriot team  Charter passenger service to other government agencies, including Dept. of Homeland Security, Immigration & Customs Enforcement  ATI: B757 Combi service to military for 20+ years, contracted through December 2021 Amazon  In March 2016, Amazon leased twenty B767 freighters from CAM: — twelve B767-200s under 5-year contracts — eight B767-300s under 7-year contracts  Five-year CMI agreement to operate aircraft  Twentieth 767 lease to Amazon started in August 2017  LGSTX Services subsidiary provides gateway services DHL  Long-term contracts since August 2003  CAM leases sixteen B767 freighter aircraft under long-term and short- term leases  ACMI and CMI agreements to operate B757 and B767 aircraft  Americas Region remains fastest growing region for DHL Express; 3Q 2018 revenues up 12% in Americas ex currency effects 11

# Other Businesses

## MRO Services

- 6 large hangars, 600,000+ sq. ft. in OH & FL
- Heavy maintenance
- Narrowbody / widebody support of Boeing, Airbus & regional aircraft types
- Established relationships with major carriers in U.S. and abroad
- Contracts with Delta, American & Frontier for fleet maintenance

Aircraft MRO Market
Total Spending 2018-2038



$295B
$160B
Line
Hangar

Source: Boeing Services Market Outlook 2018-2037

## P-to-F Conversions



321 PRECISION CONVERSIONS
AIRBUS

**PEMCO**

- Pax to Freighter 737 Conversions: -300s, -400s
- 70% China market share in B737s
- B737-700 Next Gen P-to-F under development

**Precision Joint Venture**

- Developing Airbus A321 Program:
- B757 capacity, B737 efficiency
- Targeting 2019 deployment
- Prospects: CAM, other carriers

## Other Activities

- Ongoing ground support for selected Amazon gateway facilities in U.S.
- Ground support equipment leasing
- Facility Support Services
- MHE Service

Cargo Operations Market
Total Spending 2018-2038



$400B

Source: Boeing Services Market Outlook 2018-2037



LGSTX
Services, Inc.

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Historical Financial Performance Revenues Adjusted EBITDA** ($ in millions) $1,068 ($ in millions) $296- $290* 301E $769 $268 $212 $590 $619 $197 $171 $778* $216M 9 Mo. 2014 2015 2016 2017 2014 2015 2016 2017 2018E Capital Expenditures Debt Obligations/Adjusted EBITDA** ($ in millions) $297 Including $280E $265 Omni ~3.4x 2.2x 91 2.0x 2.1x ~2.3x $159 1.6x $112 $214M 78 9 Mo. 60 70 53 55 Aircraft in Service 2014 2015 2016 2017 2018E 2014 2015 2016 2017 2018E * Pro-forma adjustment to 2017 revenues to illustrate the effect of changes in revenue recognition * * Adjusted EBITDA is a non-GAAP metric. Debt Obligations, fleet totals are as of end of period. rules effective 1/1/18 as if they were in effect on 1/1/17. See table at end of this presentation for reconciliation to nearest GAAP results. 2018E 13 Adjusted EBITDA excludes Omni.

Nine Months 2018 Results Higher fleet utilization, maintenance and logistics services, drove revenue and cash flow growth $MM $MM $MM  Revenues1 Adj. Pretax Adj. EPS2 Adj. EBITDA2 10% revenue gain excl. 2017 reimbursables Earnings2 (Cont. Oper.) (Cont. Oper.) driven by additional 767 leases, Amazon CMI (Cont. Oper.) support.  $745 ACMI Services $5.0M pretax, up vs. 9 Mo. $216 2017 loss of $3.0M. $1881 $18 $612 8 $187  CAM pretax $49.9M, up $4.3M. Increase due to more leased freighters, offset by higher depreciation and interest. $75 $64  Adjusted Pre-tax Earnings exclude non-cash $5581 $0.94 effects of Amazon warrants, pension charge, non-consolidating affiliate charge, gain/loss in $0.60 other financial instruments.  Adjusted EPS excludes effects of the Amazon warrants and the company's share of the A321 joint venture development costs. 2017 2018 2017 2018 2017 2018 2017 2018 1. 2018 revenues related to costs that are directly reimbursed to ATSG and controlled by the customer are reported net of the corresponding expenses. Corresponding 9 Mo. 2017 revenues included $188M of such reimbursements. 2. Non-GAAP metrics. See tables at end of this presentation for reconciliation to nearest GAAP results for Adjusted Pretax Earnings, Adjusted EBITDA, and Adjusted EPS. 14

Key Components of Capital Structure Total Debt Convertible Term Loans / Revolver  $258.75 million, 1.125% Pre-Omni: Post-Omni: coupon, effective Sept. 2017;  Fixed-rate hedged term loan  Fixed-rate hedged term loan Oct. 2024 maturity with balance of $60M, plus with balance of $60M, plus  Bond hedge, with warrant hedged revolver of $125M hedged revolver of $125M transaction up 75% to $41.35   Variable-rate revolver with New $675M term loan; per share balance of $155M variable-rate revolver with $335M balance  $545M revolver capacity,  $545M revolver capacity, $100M accordion option $400M accordion option Amazon Warrants  14.4M warrants vested; commitment for warrants equal to 19.9% of ATSG common @ Sept. 2020  Exercise price $9.73  Expire March 2021 unless exercised  ~$140M potential additional capital if all warrants exercised for cash  Amazon may elect cashless exercise for a number of shares equivalent in value to the appreciation above the exercise price of $9.73, based on then-current market price. 15

Conclusion - Investment Highlights Strong Sustainable Cash Flow From Aircraft Lease Portfolio and DoD Contracts Solid Balance Sheet Unmatched Mix of and Cash Flows Services for Cargo, Back Future Growth Passenger Markets Initiatives Increased Revenue Broad Array of Aircraft Diversification With Options: Blue-Chip Customers 737/757/767/777 16 16

# EPS Adjustments Reflect Warrant Valuation

| | Three Months Ended | | | | Nine Months Ended | | | |
|---|---|---|---|---|---|---|---|---|
| | September 30, 2018 | | September 30, 2017 | | September 30, 2018 | | September 30, 2017 | |
| | $ | $ Per Share | $ | $ Per Share | $ | $ Per Share | $ | $ Per Share |
| Earnings (loss) from Continuing Operations - basic (GAAP) | $ 32,933 | | $ (28,229) | | $ 73,079 | | $ (72,351) | |
| Gain from warrant revaluation, net tax | (16,801) | | — | | (24,274) | | — | |
| Earnings (loss) from Continuing Operations - diluted (GAAP) | 16,132 | $ 0.24 | (28,229) | $ (0.48) | 48,805 | $ 0.71 | (72,351) | $ (1.23) |
| Adjustments, net of tax | | | | | | | | |
| Loss from warrant revaluation | — | — | 33,158 | 0.52 | — | — | 95,015 | 1.53 |
| Lease incentive amortization | 3,272 | 0.04 | 6,368 | 0.11 | 9,816 | 0.14 | 13,708 | 0.23 |
| Pension settlement charge | — | — | 3,400 | 0.06 | — | — | 3,400 | 0.06 |
| Loss from joint venture | 2,049 | 0.03 | 602 | 0.01 | 5,883 | 0.09 | 602 | 0.01 |
| Adj. Earnings from Continuing Operations (non-GAAP) | $ 21,453 | $ 0.31 | $ 15,299 | $ 0.22 | $ 64,504 | $ 0.94 | $ 40,374 | $ 0.60 |
| | Shares | | Shares | | Shares | | Shares | |
| Weighted Average Shares - diluted | 68,323 | | 58,733 | | 68,629 | | 58,965 | |
| Additional weighted average shares | — | | 9,861 | | — | | 8,066 | |
| Adjusted Shares (non-GAAP) | 68,323 | | 68,594 | | 68,629 | | 67,031 | |

- ATSG's GAAP Earnings from Continuing Operations for 2017 and future periods reflect:
  - Incremental gain or loss in financial instruments each quarter, net of tax, based on effect of mark-to-market changes in ATSG stock price on value of warrant liability
  - Non-cash lease revenue reduction associated with the amortization of value for warrants
- Items above are excluded from Adjusted EPS from Continuing Operations. Adjusted EPS includes additional shares related to warrant dilution

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# Non-GAAP Reconciliation Statement

| Reconciliation Stmt. ($ in 000s except Ratios) | 2014 | 2015 | 2016 | 2017 | 9Mo 2017 | 9Mo 2018 |
|---|---|---|---|---|---|---|
| GAAP Pre-Tax Earnings (Loss) from Cont. Oper. | $ 51,776 | $ 62,563 | $ 34,454 | $ (6,536) | $ (53,107) | $ 89,418 |
| Non-service components retiree benefit costs, net | (1,452) | (1,040) | 6,815 | 6,105 | 5,883 | (6,135) |
| Non-consolidating affiliate charges | - | - | 1,229 | 3,135 | 945 | 7,600 |
| Lease Incentive Amortization | - | - | 4,506 | 13,986 | 9,760 | 12,678 |
| Financial Instruments Loss (Gain) | (1,096) | (920) | 18,107 | 79,789 | 100,213 | (28,707) |
| Adjusted Pre-tax Earnings from Cont. Operations | 49,228 | 60,603 | 65,111 | 96,479 | 63,694 | 74,854 |
| Interest Income | (92) | (85) | (131) | (116) | (85) | (144) |
| Interest Expense | 13,937 | 11,232 | 11,318 | 17,023 | 11,658 | 16,336 |
| Depreciation and amortization | 108,254 | 125,443 | 135,496 | 154,556 | 111,828 | 124,825 |
| Adjusted EBITDA from Cont. Oper. | $ 171,327 | $ 197,193 | $ 211,794 | $ 267,942 | $ 187,095 | $ 215,871 |
| Debt Obligations - end of period | $ 344,094 | $ 317,658 | $ 458,721 | $ 570,117 | | |
| Debt Obligations/Adjusted EBITDA Ratio | 2.01 | 1.61 | 2.17 | 2.13 | | |

- Adjusted Pre-Tax Earnings from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus pension settlement costs, certain charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of financial instrument gains and losses, and of non-service components of retiree benefit costs
- Adjusted EBITDA from Continuing Operations is defined as Earnings from Continuing Operations Before Income Taxes plus net interest expense, depreciation and amortization expense, pension settlement costs, charges from non-consolidating affiliates, and lease incentive amortization. It excludes the net effect of financial instrument gains and losses, and of non-service components of retiree benefit costs
- Debt Obligations / Adjusted EBITDA Ratio is defined as Debt Obligations (Long-term Debt Obligations plus Current Portion of Debt Obligations plus Convertible Note Obligations at end of period) divided by Adjusted EBITDA from Continuing Operations, rolling four quarters.
- Adjusted EBITDA from Continuing Operations, Debt Obligations / Adjusted EBITDA Ratio, and Adjusted Pre-Tax Earnings from Continuing Operations are non-GAAP financial measures and should not be considered alternatives to net income or any other performance measure derived in accordance with GAAP. Management uses Adjusted EBITDA from Continuing Operations, Debt Obligations/Adjusted EBITDA Ratio, and Adjusted Pre-Tax Earnings from Continuing Operations to assess the performance of its operating results among periods. These measures should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as an alternative measure of liquidity

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